JANUS INVESTMENT FUND


     Supplement dated August 12, 1997 to Prospectus dated February 17, 1997

THIS SUPPLEMENT IS INTENDED TO BE USED WITH THE PROSPECTUS DATED FEBRUARY 17, 1997. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS PREVIOUSLY FURNISHED TO YOU, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Effective August 12, 1997, Thomas F. Marsico is no longer employed by Janus Capital Corporation, investment adviser to the Janus funds. Scott W. Schoelzel has been appointed portfolio manager of Janus Twenty Fund and will relinquish his management responsibilities for Janus Olympus Fund. Claire Young has been appointed portfolio manager of Janus Olympus Fund. David Corkins has been appointed portfolio manager of Janus Growth and Income Fund.

Prior to this change, Ms. Young was assistant portfolio manager for Janus Twenty Fund and Janus Growth and Income Fund. Ms. Young joined Janus in 1992 and has an undergraduate degree in electrical engineering from Yale University.

Mr. Corkins joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Mr. Corkins was most recently an assistant portfolio manager for Janus Mercury Fund. Prior to joining Janus, Mr. Corkins was the Chief Financial Officer of Chase Manhattan's mortgage business. Mr. Corkins has a Bachelor of Arts in English and Russian from Dartmouth and received his Master in Business Administration from Columbia University in 1993.